UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                               Washington, DC 20549

                                    FORM 8-K/A
                                  CURRENT REPORT
      Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report ( Date of earliest event reported)            July 25, 2000

                                HYBRID FUELS, INC.
              (Exact name of registrant as specified in its Charter)

               NEVADA                   0-29351         88-0384399
          State or other jurisdiction   (Commission     (IRS Employer of
          incorporation                 File Number)    Identification No.)

                PO Box 41118, RPOS Winfield, B.C., Canada  V4V 1Z7
               (Address of principal executive offices)  (Zip Code)

Registrant's telephone number, including area code 250-764-0352

                #214-2791 Hwy 97 N, Kelowna, B.C., Canada, VIX 4J8 (Former name or former address, if changed since last report)

Item 4. Change of Registrant's Certifying Accountant

On the April 7, 2000, the SEC issued a comment letter regarding the Registrant's Form 10 SB, filed February 7, 2000. A significant number of the comments related to the financial statements prepared by the Company's auditor, James E. Slayton. The Company forwarded a copy of the comment letter to Mr. Slayton in April 2000 and requested that he respond to those comments.

During April, May, June, and July, the Company President had several conversations with Mr. Slayton, requesting that he respond to the comments of the SEC. When he failed to do so, the Company's sole Director passed a resolution dated July 25, 2000 terminating Mr. Slayton's appointment as the Company's independent accountant.

(a) Previous independent accountants.

(i) On July 25th, 2000, Hybrid Fuels, Inc., (Hybrid) dismissed James E. Slayton who had previously served as independent accountant for Hybrid.

(ii) The reports of James E. Slayton on the consolidated financial statements of Hybrid as of and for the fiscal years ended June 30, 1998, June 30th 1999, and any subsequent interim period preceding the termination, contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

(iii) The change in independent accountants was approved by Hybrid's President and sole Director.

(iv) In connection with its audit for the fiscal years ended June 30, 1998, June 30, 1999 and any subsequent interim period preceding the termination, there were no disagreements with James E. Slayton on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of James
E. Slayton, would have caused James E. Slayton to make reference to such disagreements in its report on the consolidated financial statements for such periods.

(v) During the fiscal years ended June 30, 1998, and 1999, and any subsequent interim period preceding the termination, there were no "reportable events" as that term is defined in Item 304 (a)(1)(v) of Regulation S-K of the Securities and Exchange Commission (the SEC).
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Item 4. Change of Registrant's Certifying Accountant 4(a) (con't)

(vi) Hybrid has requested that James E. Slayton furnish it with a letter addressed to the SEC stating whether or not James E. Slayton agrees with the above statements. A copy of his letter, dated October 10, 2001, is filed as
Exhibit 16 to this Form 8-K.

(b) New independent accountants.

On July 25th, 2000, Hybrid engaged William L. Butcher, CPA P.S., (Butcher) as its new independent accountants. The engagement of Butcher, was approved by the sole director of the Company. During the fiscal years ended June 30, 1999 and 2000 and the interim period ended December 31, 2000, and any subsequent interim period, Hybrid has not consulted with Butcher, regarding either:

(i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on Hybrid's financial statements, and neither a written report was provided to Hybrid nor oral advice was provided that Butcher concluded was an important factor considered by Hybrid in reaching a decision has to any such accounting, auditing or financial reporting issue; or

(ii) any matter that was either the subject of a "disagreement" as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of regulation S-K, or a "reportable event" as that term is defined in Item 304 (a)(1)(v) of Regulation SK.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
(a)  Financial Statements               Not applicable.
(b)  Pro Forma Financial Information    Not applicable.
(c)  Exhibit 16                         Letter from James E. Slayton
                                        October 10, 2001 regarding change
                                        in certifying accountants.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has this day caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hybrid Fuels, Inc.
/s/ Clay Larson
Clay Larson President and Chief Executive Officer.
Dated October 10, 2001
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